UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

Coastal Banking Company, Inc.
(Exact name of registrant
as specified in its charter)

South Carolina	333-86371	57-1076099
(State of Incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

36 Sea Island Parkway, Beaufort, South Carolina 29902
(Address of principal executive offices)   (Zip Code)

(843) 522-1228
(Telephone Number)

Not Applicable
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.   Financial Statements. Pro Forma Financial Information and Exhibits.

             (c)          Exhibits

             Exhibit No.         Exhibit

               99.1                    Press Release of Coastal Banking Company, Inc. dated
                                          January 27, 2004.

Item 12.  Results of Operations and Financial Condition.

On January 27, 2004, Coastal Banking Company, Inc., holding company for Lowcountry National Bank, issued a press release announcing its financial results for the year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL BANKING COMPANY, INC. By: /s/ Randolph C. Kohn Name: Randolph C.Kohn Title: Chief Executive Officer

Dated: January 29, 2004

EXHIBIT INDEX

Exhibit Number              Description

99.1        Earnings Press Release for the year ended December 31, 2003

4